UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


November 1, 2006
Date of Report (Date of Earliest Event Reported)


Securitized Asset Backed Receivables LLC Trust 2006-FR3
(Exact name of Issuing Entity as specified in its charter)


Sutton Funding LLC
(Exact name of Sponsor as specified in its charter)


Securitized Asset Backed Receivables LLC
(Exact name of Depositor as specified in its charter)




New York              333-130543-05            54-2197731
(State or Other       (Commission              54-2197732
Jurisdiction of        File Number)            54-2197733
Incorporation)                                 54-2197734
                                               54-6723246
                                               (IRS Employer
                                                Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))





Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee


         Barclays Capital Real Estate Inc. d/b/a HomEq Servicing ("New HomEq") replaced HomEq Servicing Corporation ("HomEq"), as servicer, effective as of November 1, 2006 (the "Closing Date"), pursuant to the transaction described below.

         Wachovia Corporation ("Wachovia") and Barclays Bank PLC ("Barclays") previously announced the sale of the U.S. sub-prime residential mortgage loan servicing business (the "Sub-Prime Servicing Business") of HomEq, a subsidiary of Wachovia, to Barclays pursuant to the Asset Purchase Agreement, dated as of June 22, 2006 (the "Purchase Agreement"), among Wachovia, HomEq, certain of Wachovia's other subsidiaries, and Barclays.

         Under the Purchase Agreement, HomEq agreed to sell to Barclays substantially all of its assets and Wachovia and certain of its other subsidiaries agreed to sell to Barclays certain assets, related to the U.S. Sub-Prime Servicing Business (collectively, the "Transaction"). Barclays now owns substantially all of the assets relating to HomEq's U.S. Sub-Prime Servicing Business and has agreed to assume certain liabilities related to those assets that may arise and pertain to the period after the Closing Date, while HomEq will retain those liabilities that may arise and pertain to the period prior to the Closing Date. In connection with the Transaction, the rating agencies
(a) assigned to New HomEq the same servicer ratings, without a downgrade, that were previously assigned to HomEq and (b) confirmed that the transfer of servicing to New HomEq in and of itself would not result in a downgrade, qualification or withdrawal of the then-current ratings of any asset-backed securities rated by them for which HomEq was a servicer. New HomEq is an approved residential mortgage loan servicer for Fannie Mae, Freddie Mac and HUD and is licensed to service mortgage loans in each state where a license is required.

         Pursuant to the Purchase Agreement, HomEq has assigned the pooling and servicing agreement or related servicing agreement (the "PSA") to Barclays, and New HomEq will be required to continue to service the mortgage loans in accordance with the PSA, which is not being changed as a result of the Transaction. Expenses relating to the Transaction and the transfer of the servicing platform to Barclays will not be an expense of the securitization trust or the related securityholders and, accordingly, no amounts are being set aside to cover such expenses. No special backup servicing arrangements are being implemented as a result of the Transaction (other than those, if any, already provided for under the PSA).

         New HomEq is an indirect, wholly-owned subsidiary, and thus an affiliate, of Barclays Bank PLC (provider of certain derivative contracts for the transaction) and is an affiliate, through common parent ownership, of Barclays Capital Inc. (the Underwriter) and Securitized Asset Backed Receivables LLC (the Depositor), and as a result of Barclays Bank PLC's role as administrator for Sutton Funding LLC (the Sponsor), may be deemed to be an affiliate of the Sponsor.

         With respect to the servicing experience of New HomEq, Barclays acquired the servicing platform and related assets and retained the key employees and management of HomEq. As a result, there have been no material changes to the management or servicing platform of New HomEq in relation to HomEq. Consequently, the information provided herein cumulatively reflects the experience of HomEq and its predecessor. References below to HomEq's servicing experience and servicing portfolio will reflect the experience and portfolio acquired by HomEq as a result of the Purchase Transaction.

         New HomEq is a nationwide consumer loan servicing company, primarily involved in mortgage loan servicing, with facilities in North Highlands, California; Raleigh, North Carolina; and Boone, North Carolina. New HomEq is a subsidiary of Barclays, a public limited company registered in England and Wales under number 1026167. Barclays and its subsidiary undertakings (taken together, the "Group") is a major global financial services provider engaged in retail and commercial banking, credit cards, investment banking, wealth management and investment management services. Based on the Group's unaudited financial information for the period ending June 30, 2006, the Group had total assets of approximately 986,375 million pounds (2005: 850,388 million pounds).

         New HomEq's residential sub-prime and alternative servicing operations are currently rated as "Strong" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. Fitch Ratings has rated New HomEq "RPS1" as a primary servicer of residential Alt-A and sub-prime products, and "RSS1" as a special servicer. Moody's Investors Service currently rates New HomEq "SQ1-" as a primary servicer of residential subprime mortgage loans. New HomEq is an approved Freddie Mac and Fannie Mae servicer.

         Although Barclays Capital Real Estate Inc. did not have any significant residential mortgage loan servicing experience prior to the Purchase Transaction, HomEq and its predecessors have been servicing residential mortgage loans since 1967. At the end of 2002, HomEq's predecessors began acquiring servicing from third parties, and currently a substantial majority of the loans in HomEq's servicing portfolio are serviced for third parties, including loans in over 100 residential mortgage-backed securities transactions. HomEq has serviced prime, and non-prime mortgage loans and has experience acting as a special servicer performing collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO property management.

         Currently, substantially all of New HomEq's servicing portfolio consists of non-prime mortgage loans, represented by fixed-rate and adjustable-rate, first- and second-lien conventional mortgage loans. The following table reflects the size and composition of HomEq's servicing portfolio as of the end of each indicated period.

New HomEq Mortgage Loan Servicing Portfolio
Servicing Portfolio Composition and Size


                                 Aggregate             Aggregate            Aggregate               Aggregate
                             Principal Balance     Principal Balance    Principal Balance       Principal Balance
                                   as of                 as of                as of                   as of
                               June 30, 2006       December 31, 2005    December 31, 2004       December 31, 2003
                            --------------------  --------------------  -------------------   ----------------------
Product Type
  Fixed Rate 1st Lien        $10,806,139,118       $11,234,562,133      $15,826,596,449          $13,548,719,060
  Fixed Rate 2nd Lien          2,098,987,266         1,916,187,771        2,448,415,562            2,294,855,204
  ARM 1st Lien                29,393,219,272        31,639,566,303       24,343,482,623            8,109,636,856
  Real Estate Owned (REO)        694,577,534           434,583,520          190,081,298              160,333,648
                            --------------------  --------------------  -------------------   ----------------------
                            --------------------  --------------------  -------------------   ----------------------
       Total                 $42,992,923,190       $45,224,899,727      $42,808,575,933          $24,113,544,768
                            ====================  ====================  ===================   ======================



New HomEq's Delinquency and Foreclosure Experience

         The following tables set forth the delinquency and foreclosure experience of the mortgage loans serviced by New HomEq at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date. New HomEq's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience with respect to the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by New HomEq. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for New HomEq's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience with respect to the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. Totals in the tables that follow may not sum due to rounding.



New HomEq Mortgage Loan Servicing Portfolio
Delinquencies and Foreclosures
(Dollar Amounts in Thousands)


                                        As of June 30, 2006

                                                             Percent by
                                Number of    Principal        Principal
                                  Loans       Balance          Balance
Current Loans..........          251,115   $34,907,556         81.19%
Period of Delinquency
   30 to 59 days.......           23,617     3,239,389          7.53%
   60 to 89 days.......            8,330     1,188,891          2.77%
   90 days or more.....            6,522       777,354          1.81%
Total Delinquencies......         38,469     5,205,634         12.11%

Foreclosures...........            9,991     1,389,980          3.23%
Bankruptcies...........            9,787       795,176          1.85%
Total Foreclosures and
Bankruptcies...........           19,778     2,185,155          5.08%

Real Estate Owned                  6,155       694,578          1.62%
Total Portfolio                  315,517   $42,992,923        100.00%



                                      As of December 31, 2005

                                                            Percent by
                                Number of    Principal       Principal
                                  Loans       Balance         Balance
Current Loans..........          265,153   $37,124,345         82.09%
Period of Delinquency
   30 to 59 days.......           26,380     3,446,717          7.62%
   60 to 89 days.......            8,885     1,204,065          2.66%
   90 days or more.....            6,101       688,152          1.52%
Total Delinquencies......         41,366     5,338,935         11.81%

Foreclosures...........            9,674     1,255,477          2.78%
Bankruptcies...........           13,092     1,071,560          2.37%
Total Foreclosures and
Bankruptcies...........           22,766     2,327,037          5.15%

Real Estate Owned                  4,395       434,584          0.96%
Total Portfolio                  333,680   $45,224,900        100.00%



                                      As of December 31, 2004

                                                            Percent by
                                Number of    Principal       Principal
                                  Loans       Balance         Balance
Current Loans..........          301,208   $37,671,124         88.00%
Period of Delinquency
   30 to 59 days.......           20,831     2,378,568          5.56%
   60 to 89 days.......            6,575       761,639          1.78%
   90 days or more.....            3,285       324,419          0.76%
Total Delinquencies......         30,691     3,464,625          8.09%

Foreclosures...........            7,006       703,929          1.64%
Bankruptcies...........           12,181       778,816          1.82%
Total Foreclosures and
Bankruptcies...........           19,187     1,482,745          3.46%

Real Estate Owned                  2,528       190,081          0.44%
Total Portfolio                  353,614   $42,808,576        100.00%



                                      As of December 31, 2003

                                                            Percent by
                                Number of    Principal       Principal
                                  Loans       Balance         Balance
Current Loans..........          234,635   $21,488,618         89.11%
Period of Delinquency
   30 to 59 days.......           13,709     1,029,985          4.27%
   60 to 89 days.......            3,838       276,720          1.15%
   90 days or more.....            2,775       185,249          0.77%
Total Delinquencies......         20,322     1,491,954          6.19%

Foreclosures...........            5,101       363,205          1.51%
Bankruptcies...........           11,322       609,434          2.53%
Total Foreclosures and
Bankruptcies...........           16,423       972,639          4.03%

Real Estate Owned                  2,597       160,334          0.66%
Total Portfolio                  273,977   $24,113,545        100.00%





New HomEq's Policies and Procedures

         Upon the acquisition of servicing rights, New HomEq coordinates with the prior servicer of the mortgage loans to achieve a transfer of servicing activities with minimal impact to mortgagors. The transfer and boarding process involves notifying the mortgagors of the servicing transfer, transferring electronic files containing loan set up information and a payment history, if applicable. In addition, loan documents are stored either in hard copy or electronically imaged form for future review and reference. All boarding activities are regularly reviewed to assure best practices are employed throughout the boarding process.

         Once a mortgage loan has been boarded, New HomEq begins to collect mortgage payments in adherence to the applicable servicing agreement and customary industry standards. New HomEq's collections strategy is based on a predictive behavioral scoring system that enables collection efforts to be focused on mortgage loans that represent the greatest risks within the servicing portfolio and is intended to address potential collection problems as soon as possible before they migrate into more costly delinquency, foreclosure and REO status. The predictive behavioral scoring system is integrated with a predictive dialer and phone switch to facilitate incoming and outgoing calls with mortgagors. Outgoing calls range from an introduction of New HomEq as servicer to advanced collection activities. Incoming calls are directed by the phone switch based upon the status of the loan to the appropriate customer service or collections representative.

         In the event collection efforts are not successful, New HomEq determines whether foreclosure proceedings are appropriate. New HomEq considers a number of factors, including the related mortgagor's payment history, such mortgagor's ability and willingness to pay, the condition and occupancy of the related property, the lien position of the mortgage loan and the amount of equity in the property. New HomEq also considers the costs associated with taking possession, interest and expense carry, repairs and marketing. Unless impractical, New HomEq seeks to reduce the cycle time and loss severity of foreclosure actions in a manner that meets or exceeds published Fannie Mae timelines.

         If a borrower goes into bankruptcy, New HomEq will pursue appropriate steps to process the case quickly in an effort to increase monthly cash flows and reduce loss severity, duration and servicing costs. New HomEq maintains internal controls to monitor the status of all bankruptcies, whether handled internally or through a multi-state network of attorneys specializing in bankruptcy proceedings in the state of the mortgaged property. New HomEq utilizes electronic notifications and case management tools in connection with its bankruptcy account management.

         When New HomEq acquires title to a mortgaged property through foreclosure proceedings, it ascertains property occupancy, obtains appraisals and broker price opinions, determines property condition and whether the costs necessary to preserve or enhance property marketability are justified, lists the property for sale and oversees the final disposition of the property.

         New HomEq provides full escrow services, including property tax, hazard insurance, flood insurance and lender-placed insurance services. Most of these services are provided through third-party vendors that specialize in these service areas. New HomEq conducts the initial and annual escrow analysis functions internally. New HomEq monitors escrow activities on an ongoing basis.

         There have been no material changes in New HomEq's servicing policies and procedures during the past three years.


Prior Securitizations

     During the three years preceding the date of this Form 8-K, New HomEq has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger. During such time, New HomEq also neither has failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material noncompliance with the servicing criteria applicable to any such securitization.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Securitized Asset Backed Receivables LLC
(Depositor)


By: /s/ John Carroll
By: John Carroll as Vice President and CFO
Date: November 7, 2006